SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                      FORM 8-K/A

                                    CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                      of 1934


                           Date of Report:  August 4, 1997



                              ADVANCED NMR SYSTEMS, INC.
                (Exact Name of Registrant as Specified in Its Charter)


                  Delaware               0-11914            22-2457487
                  --------               -------            ----------
              (State or other       (Commission File       (IRS Employer
              jurisdiction of            Number)          Identification
              incorporation or                                 No.)
               organization)

                   46 Jonspin Road, Wilmington, Massachusetts 01887
                   ------------------------------------------------
                       (Address of principal executive offices)


           Registrants Telephone Number including Area Code:  (508)657-8876
                                                                  --------


                                   AMENDMENT NO. 2



               The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed on February 27, 1997 and Form 8-K/A filed on April 16, 1997 as set forth in the pages attached hereto:


            (List all such items, financial statements, exhibits or other portions amended.)


               1. Item 7, page 2 - Financial Statements - Amended to reflect a change in accounting for the May 1996 issuance of the convertible preferred stock and debentures (See Note 1 in CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)).

          Item 7.   Financial Statements, Pro Forma Financial Information
                     -----------------------------------------------------
                    and Exhibits
                    ------------

          Pro Forma Condensed Financial Information

          The following unaudited pro forma condensed financial statements set forth the financial position as of December 31, 1996, as if the Merger of MDI with USD had occurred on that date, and the results of operations for the twelve months ended September 30, 1996 and the three months ended December 31, 1996, as if the Merger had occurred as of October 1, 1995 and October 1, 1996, respectively. The pro forma condensed financial statements do not purport to represent what ANMR's financial position or results of operations would actually have been if the acquisition had occurred on October 1, 1995 or October 1, 1996, or to project ANMR's financial position or results of operations for any future date or period. The financial statements filed under part (a) of this item should be read in conjunction with these pro forma condensed financial statements.

                              ADVANCED NMR SYSTEMS, INC.
                          PRO FORMA CONDENSED BALANCE SHEET
                                    (In Thousands)
                                     (Unaudited)

                                            As of December 31, 1996
                                      ----------------------------------
                                      Historical          Pro Forma
                                      ----------          ---------
                                       Advanced
                                         NMR
                                       Systems,                     Pro
                                         Inc.       Adjustments    Forma
                                       --------     -----------    -----
      ASSETS
      Current assets:
         Cash and cash                   1,326          6,792     8,118
         equivalents  . . . . . . .
         Cash, restricted . . . . .        500          1,200     1,700
         Accounts receivable  . . .      7,931         (4,964)    2,967
         Inventories  . . . . . . .        466                      466
         Other current assets . . .        806           (538)      268
                                        ------         ------      ----
                                        11,029          2,940    13,519
                                        ------         ------    ------

      Equipment, building,              10,938         (9,934)    1,004
      furniture & leasehold
      improvements  . . . . . . . .
      Goodwill, net . . . . . . . .     25,979        (24,393)    1,586
      Investment in and advances to      1,377                    1,377
      unconsolidated subsidiary . .
      Other . . . . . . . . . . . .        638           (555)       83
                                        ------         ------    ------

      TOTAL ASSETS  . . . . . . . .     49,961        (32,392)   17,569
                                        ======         ======    ======

      LIABILITIES AND STOCKHOLDER'S
      EQUITY
      Current Liabilities:
        Accounts Payable  . . . . .      1,354           (401)      953
        Accrued Expenses  . . . . .      2,461         (1,216)    1,245
        Other current liabilities .         55                       55

        Current portion of long-
        term debt and capital           14,460        (14,340)      120
        lease obligations . . . . .     ------         ------    ------

          Total current                 18,330        (15,957)    2,373
          liabilities . . . . . . .     ------         ------    ------

      Long-term debt and capital
      lease obligations, less
      current portion . . . . . . .      6,546         (6,443)      103

      Minority interest in net           1,686         (1,075)      611
      assets of consolidated
      entities  . . . . . . . . . .

      Stockholders' equity:
        Preferred stock . . . . . .          1                        1
        Common stock  . . . . . . .        383                      383

        Additional paid-in capital      55,350                   55,350

        Accumulated deficit . . . .    (32,333)        (8,917)  (41,250)
                                        ------         ------    ------

                                        23,401         (8,917)   14,484

        Less: Treasury stock,               (2)                      (2)
        at cost . . . . . . . . . .     ------         ------   -------
          Total stockholders'           23,999         (8,917)   14,482
          equity  . . . . . . . . .     ------         ------    ------

      Total liabilities and             49,961        (32,392)   17,569
      stockholders' equity  . . . .     ======         ======    ======


       The accompanying notes are an integral part of these condensed financial statements.

                              ADVANCED NMR SYSTEMS, INC.
                     PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                        (In Thousands except Per Share Data)

                                     (Unaudited)

                                                   Three Months Ended
                                                   December 31, 1996
                                         -------------------------------------
                                         Historical           Pro Forma
                                         ----------           ---------
                                          Advanced
                                             NMR
                                          Systems,
                                            Inc.       Adjustments   Pro Forma
                                          --------     -----------   ---------
      Revenues:
           Net patient service revenue      6,414         (5,184)      1,230
           Management fees and other          441           (208)        233
                                           ------         ------      ------
             Total revenue  . . . . .       6,855         (5,392)      1,463
                                           ------         ------      ------

      Operating expenses:
           Cost of service operations       4,331         (3,436)        895
           Cost of systems sales  . .         190                        190
           Selling, general and             1,257           (682)        575
      administrative  . . . . . . . .
           Provision for bad debt and         563           (453)        110
      collection costs  . . . . . . .      ------         ------      ------
             Total operating costs  .       6,341         (4,571)      1,770
                                           ------         ------      ------

      Operating income  . . . . . . .         514           (821)       (307)
      Other income  . . . . . . . . .         223              0         223
      Interest income . . . . . . . .          14             92         106
      Interest expense  . . . . . . .        (502)           491         (11)
                                           ------         ------      ------

      Income before minority interest,
      equity in loss of
             subsidiary and provision
      for taxes . . . . . . . . . . .         249           (238)         11

      Minority interest in net income        (174)           166          (8)
      of consolidated entities  . . .

      Equity in net loss of subsidiary
                                             (474)                      (474)
                                           ------         ------      ------
      Loss before income taxes  . . .        (399)           (72)       (471)
      Provision for income taxes  . .         (21)                       (21)
                                           ------         ------      ------

      Net Loss  . . . . . . . . . . .        (420)           (72)       (492)
                                           ======         ======      ======

      Net Loss per share  . . . . . .      $ (.01)                    $ (.01)
                                           ======         ======      ======

      Weighted average number
        of Common Shares
        outstanding . . . . . . . . .      35,334             --      35,334



       The accompanying notes are an integral part of these condensed financial statements.

                              ADVANCED NMR SYSTEMS, INC.
                     PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                        (In Thousands except Per Share Data)

                                     (Unaudited)


                                                   Twelve months Ended
                                                   September 30, 1996

                                          -------------------------------------
                                          Historical           Pro Forma
                                          ----------           ---------
                                           Advanced
                                              NMR
                                           Systems,
                                             Inc.       Adjustments   Pro Forma
                                           --------     -----------   ---------
      Revenues:
         Net patient service revenue  .     25,481       (20,770)      4,711
         Management fees and other  . .        653          (653)          0
                                           -------       -------     -------
           Total revenue  . . . . . . .     26,134       (21,423)      4,711
                                           -------       -------     -------

      Operating expenses:
         Cost of service operations . .     16,206       (13,237)      2,969
         Selling, general and                4,255        (3,419)        836
         administrative . . . . . . . .
         Provision for bad debt and          2,126        (1,738)        388
         collection costs . . . . . . .    -------       -------     -------
           Total operating costs  . . .     22,587       (18,394)      4,193
                                           -------       -------     -------

      Operating income from continuing       3,547        (3,029)        518
      operations  . . . . . . . . . . .
      Other income  . . . . . . . . . .        126          (126)          0
      Interest income . . . . . . . . .        213           356         569
      Interest expense  . . . . . . . .     (1,848)        1,848           0
                                           -------       -------     -------

      Income from continuing operations
      before minority interest,
      equity in loss of subsidiary and
      provision for taxes                    2,038          (951)      1,087

      Minority interest in net income of    (1,006)          846        (160)
      consolidated entities . . . . . .

      Equity in net loss of subsidiary      (2,374)                   (2,374)
                                           -------       -------     -------

      Loss from continuing operations       (1,342)         (105)     (1,447)
      before income taxes . . . . . . .

      Provision for income taxes  . . .        (42)                      (42)
                                           -------       -------     -------

      Loss from continuing operations .     (1,384)         (105)     (1,489)

      Loss from operations of               (3,929)                   (3,929)
      discontinued division . . . . . .
      Loss on disposal of discontinued      (3,510)                   (3,510)
      division  . . . . . . . . . . . .    -------       -------     -------

      Net Loss  . . . . . . . . . . . .     (8,823)         (105)     (8,928)
                                           =======       =======     =======

      Loss per common share:
         Loss from continuing
         operations . . . . . . . . . .    $  (.05)                  $  (.05)
         Loss from operations of
         discontinued division  . . . .       (.13)                     (.13)
         Loss on disposal of
         discontinued division  . . . .       (.11)                     (.11)
                                           -------                   -------

      Net Loss per share  . . . . . . .    $  (.29)                  $  (.29)
                                           =======                   =======

      Weighted average number of
        common shares outstanding . . .     30,583                    30,583



       The accompanying notes are an integral part of these condensed financial statements.

                              ADVANCED NMR SYSTEMS, INC.
                  NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                     (UNAUDITED)

     Note 1 Basis of Presentation

     The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, including MDI's wholly-owned subsidiaries and various majority-owned or controlled partnerships and joint ventures. All significant intercompany transactions have been eliminated in consolidation.

     The pro forma adjustments reflect the merger of MDI and USD and the simultaneous assignment of MDI's rehabilitation services business to ANMR.

     Note 2 Pro Forma Adjustments to Pro Forma Condensed Balance Sheet

                                                  As of December 31, 1996
                                                  -----------------------
                                                   (In Thousands, except
                                                          in test)
                                                       Debit (Credit)
      Net consideration received for merger of
      MDI with USD
         Cash, net of transaction costs . . . .           7,405
         Cash, restricted . . . . . . . . . . .           1,200

      To record payoff of Chase debt
         Current portion of long-term
         and capital lease obligations  . . . .          11,855

      To record loss on merger, plus
         transaction costs
         Accumulated deficit  . . . . . . . . .           8,917


      Remove accounts of MDI Imaging
      Services Business and payoff
      Chase Debt
         Cash and cash equivalents  . . . . . .            (613)
         Accounts receivable  . . . . . . . . .          (4,964)
         Other current assets . . . . . . . . .            (538)
         Equipment, building, furniture &                (9,934)
         leasehold improvements . . . . . . . .
         Goodwill, net  . . . . . . . . . . . .         (24,393)
         Other  . . . . . . . . . . . . . . . .            (555)
         Accounts payable . . . . . . . . . . .             401
         Accrued expenses . . . . . . . . . . .           1,216
         Current portion of long-term debt and            2,485
         capital lease obligations
         Long-term debt and lease obligations             6,443
         less current portion . . . . . . . . .
         Minority interest in net assets of               1,075
         consolidated entities  . . . . . . . .

     Note 3 Pro Forma Adjustments to Pro Forma Condensed Statement of Loss

                                        Three months      Twelve months
                                           ended              ended
                                     December 31, 1996 September 30, 1996
                                     ----------------- ------------------
                                       In Thousands,      In Thousands,
                                       except in text    except in text
                                       Debit (Credit)    Debit (Credit)

     Remove income for MDI Imaging
         Services Business
       Net patient service revenue        5,184             20,770
       Management fees and other .          208                653
       Cost of service operation .       (3,436)           (13,237)
       Selling, general and                (682)            (3,419)
         administrative  . . . . .
       Provision for bad debt and          (453)            (1,738)
         collection costs  . . . .
       Other income  . . . . . . .            0                126
       Interest income . . . . . .            5                 31
       Interest expense  . . . . .         (491)            (1,848)
       Minority interest in net
         income of consolidated            (166)              (846)
         subsidiaries  . . . . . .
       Increase in interest income
         from net proceeds Interest         (97)              (387)
         income  . . . . . . . . .

                                      SIGNATURE
                                      ---------



                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Advanced NMR Systems, Inc.



          Date:  August 4, 1997         By:  /s/ Steven J. James
                                           ------------------------------
                                             Steven J. James,
                                             Chief Financial Officer